EXHIBIT 10.3

                         PURCHASE AND SALE AGREEMENT

                                 July 1, 2001

     This agreement is made this first day of July, 2001 between Delta Petroleum Corporation ("Delta") and Amber Resources Company ("Amber") with the address of both companies at 555 17th Street, Suite 3310, Denver, Colorado 80202.

     1. Interests: All of the following shall be referred to as "Interests". Amber agrees to sell and convey and Delta agrees to purchase and pay for all of Amber's right title and interest in and to the oil, gas, and mineral interests listed and described on attached Exhibit A, including but not limited to working interests, overriding royalty interests, and any other interests of a similar nature affecting the lands covered by all of the leases described on attached Exhibit A; and including the wells described on attached Exhibit A or which are located upon any lease described or referenced on attached Exhibit A; and further including all interest in tangable personal property, tools, machinery, materials, pipelines, plants, gathering systems, equipment, fixtures and improvements which are incident or attributable to the leases or wells; and further including all payments and rights to receive payments, with respect to the ownership of the production of hydrocarbons from the Interests accruing after closing.

     2. Closing: The purchase and sale of the Interests shall be effective as of July 1, 2001.

     3. Purchase Price: The purchase price for the Interests shall be $107,044.



AMBER RESOURCES COMPANY                    DELTA PETROLEUM CORPORATION


BY: /s/ Aleron H. Larson, Jr.              BY: /s/ Roger A. Parker
     Aleron H. Larson, Jr., Chairman            Roger A. Parker, President

                                       EXHIBIT A




     LEASE NAME
     ----------

     Lease:  FINNEY 1-35
     Lease:  ALLISON 1-3
     Lease:  BARROW 1-36
     Lease:  TOLLE 2-7
     Lease:  TWYMAN 1-18
     Lease:  TWYMAN 2-18
     Lease:  ANDRIS 1-9
     Lease:  MORSE B-1
     Lease:  SIMMONS 1A-17
     Lease:  SIMMONS 2-17
     Lease:  THURMOND 1-21 (SI)
     Lease:  K C CATTLE 1-30
     Lease:  PHILLIPS-THELMA 1-9
     Lease:  BERTHA FRICK 3-23
     Lease:  GARST 1-10 (SI)
     Lease:  YECK 1-3 (EHNE)
     Lease:  BARHAM 1-32 (NER)
     Lease:  NUTLEY 1-33 (CNW)
     Lease:  NUTLEY MARY 1-33 (NESSNW)
     Lease:  MCINTOSH 1-11
     Lease:  SCRUGGS 1-32